                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                         10 7/8% SENIOR NOTES DUE 2007
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,

                          FOR ANY AND ALL OUTSTANDING
                         10 7/8% SENIOR NOTES DUE 2007

                                       OF

                            ACME METALS INCORPORATED

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
        ON             , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE").

                                  Deliver to:

                 HARRIS TRUST AND SAVINGS BANK, EXCHANGE AGENT

                                                                   Facsimile Transmission Number:
By Registered or Certified Mail:  By Hand or Overnight Delivery:  (For Eligible Institutions Only):
--------------------------------  ------------------------------  ---------------------------------
Harris Trust and Savings Bank     Harris Trust and Savings Bank           (212) 701-7636
   c/o Harris Trust Company         c/o Harris Trust Company              (212) 701-7637
         of New York                       of New York
        P.O. Box 1010                    88 Pine Street
     Wall Street Station                   19th Floor              Confirm Receipt of Facsimile
   New York, NY 10268-1010             New York, NY 10005                  by Telephone:
  Attention: Reorganization         Attention: Reorganization     ---------------------------------
          Department                       Department
        (212) 701-7624                   (212) 701-7624                   (212) 701-7624

                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THIS INSTRUMENT SHOULD NOT BE DELIVERED TO THE COMPANY.

     The undersigned acknowledges receipt and review of the Prospectus dated
            , 1998 (as may be amended or supplemented from time to time, the "Prospectus") of Acme Metals Incorporated (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitutes the Company's offer ("Exchange Offer") to exchange $1,000 in principal amount of its newly issued 10 7/8% Senior Notes due 2007 (the "New Notes") for each $1,000 principal amount of its outstanding 10 7/8% Senior Notes due 2007 (the "Old Notes"). The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting the transfer thereof and holders of the New Notes will not be entitled to certain rights of holders of Old Notes under the Registration Rights Agreement (as defined below), which will terminate upon consummation of the Exchange Offer.

     The Exchange Offer is being made pursuant to the Registration Rights Agreement dated as of December 18, 1997 (the "Registration Rights Agreement"), and all Old Notes validly tendered will be accepted for exchange. Any Old Notes not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under the Registration Rights Agreement. This Letter of Transmittal is to be completed by a Holder (as defined below) of Old Notes either (i) if certificates are to be forwarded herewith or (ii) if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by Harris Trust and Savings Bank (the "Exchange Agent") at the Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" section of the Prospectus. Holders of Old Notes who are unable to deliver their certificates or confirmation of book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See also Instruction 1 of the Instructions attached hereto. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND PROSPECTUS CAREFULLY BEFORE PROVIDING ANY INFORMATION BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and affix the list to this Letter of Transmittal.

--------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF                                   AGGREGATE PRINCIPAL AMOUNT OF
     REGISTERED HOLDER(S)               CERTIFICATE             OLD NOTES REPRESENTED BY     PRINCIPAL AMOUNT OF OLD NOTES
  (PLEASE FILL IN IF BLANK)             NUMBER(S)*                   CERTIFICATE(S)                   TENDERED**
--------------------------------------------------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------------------

                               ------------------------------------------------------------------------------------------
                                      TOTAL PRINCIPAL
                                    AMOUNT OF OLD NOTES
--------------------------------------------------------------------------------------------------------------------------
  *  Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
  ** Unless indicated in the column labeled "Principal Amount of Old Notes Tendered," any tendering holder of Old Notes will be deemed to have tendered the entire principal amount of Old Notes represented by the column labeled "Aggregate
     Principal Amount of Old Notes Represented by Certificate(s)." All tenders must be in integrals of $1,000.
--------------------------------------------------------------------------------------------------------------------------

                                TENDER OF NOTES

[ ]  CHECK HERE IF TENDERED OLD NOTES NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS DEFINED IN INSTRUCTION
     1) ONLY):

    Name of Tendering Institution:

--------------------------------------------------------------------------------
    Account Number:
    ----------------------------------------------------------------------------
    Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name(s) of Registered Holder(s) of Old Notes:
    -------------------------------------------------------------
    Window Ticket Number (if any):

   -----------------------------------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------
    Name of Eligible Institution that Guaranteed Delivery:
    -------------------------------------------------------
    Account Number (if delivered by book-entry transfer):
    ------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD CERTIFICATES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
    ----------------------------------------------------------------------------
    Address:
    ----------------------------------------------------------------------------
    Telephone Number and Contact Person:
    ----------------------------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent for the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (ii) present such Old Notes for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represent(s) and warrant(s) that he, she or it has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 promulgated under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holder's business and such Holder is not engaging in and does not intend to engage in a distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a Participating Broker-Dealer, it agrees that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     If the undersigned is a Participating Broker-Dealer, the undersigned understands that for 180 days following the Expiration Date, the Company will promptly send additional copies of the Prospectus and any amendment or supplement to the Prospectus to any broker-dealer to the undersigned upon request.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may indicated herein under "Special Delivery Instructions" or, in the case of Old Notes tendered by book-entry transfer, such unaccepted Old Notes will be credited to an account at DTC, as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by following the procedures set forth herein.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that New Notes be delivered to the undersigned at the address shown below the undersigned's signature.

                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

------------------------------------         -----------------------------------
                                             (Date)

------------------------------------         -----------------------------------
                                             (Date)

                       SIGNATURE(S) OF REGISTERED HOLDERS
                            OR AUTHORIZED SIGNATORY





Area Code and Telephone Number(s):
-----------------------------------------------------------------------

Tax Identification or Social Security Number(s):
-----------------------------------------------------------------------

     THE ABOVE LINES MUST BE SIGNED BY REGISTERED HOLDER(S) OF OLD NOTES EXACTLY AS THEIR NAME(S) APPEAR(S) ON THE CERTIFICATE(S) FOR THE OLD NOTES OR BY ANY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY A PROPERLY COMPLETED BOND POWER FROM THE REGISTERED HOLDER(S), A COPY OF WHICH MUST BE TRANSMITTED WITH THIS LETTER OF TRANSMITTAL. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, THEN SUCH PERSON MUST
(I) SET FORTH HIS OR HER FULL TITLE BELOW AND (II) UNLESS WAIVED BY THE COMPANY, SUBMIT EVIDENCE SATISFACTORY TO THE COMPANY OF SUCH PERSON'S AUTHORITY SO TO ACT. SEE INSTRUCTION 4 REGARDING THE COMPLETION OF THIS LETTER OF TRANSMITTAL.

Name(s):
--------------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION
(IF REQUIRED BY INSTRUCTION 4):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
  (INCLUDING AREA CODE) OF FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Date:
--------------------------------------------------------------------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 5)
To be completed ONLY (i) if the New Notes, or any Old Notes not tendered or accepted, are to be issued in the name of someone other than the undersigned, or
(ii) if Old Notes tendered by book-entry transfer are to be returned by credit to an account other than the account maintained at DTC for the undersigned.

Issue: [ ] New Notes and/or
       [ ] Old Notes delivered but not tendered or accepted for exchange
Name:
     --------------------------------------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   (Zip Code)

-------------------------------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

                   (Please Also Complete Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 5)
To be completed ONLY if the Old Notes not tendered or accepted, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned, at an address other than that shown above.

Mail or deliver Certificates to:
Name:
     --------------------------------------------------------------------------
                                 (Please Print)

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   (Zip Code)

                                  INSTRUCTIONS

                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                                 EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. The tendered Old Notes or a Book-Entry Confirmation, as well as a properly completed and duly executed copy or facsimile of this Letter of Transmittal, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF THE TENDERED OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     Holders who wish to tender their Old Notes and (i) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (ii) who are unable to complete the procedures for book-entry transfer on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. See the section entitled "Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to the guaranteed delivery procedures:

          (a) the tender must be made by or through a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" as defined by Rule 17Ad-15 under the Exchange Act of 1934 (any of the foregoing being referred to herein as an "Eligible Institution");

          (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution (by facsimile transmission, mail or hand delivery) a properly completed and duly executed Notice of Guaranteed Delivery setting forth the name and address of the Holder of the Old Notes, the name(s) in which Old Notes are registered, the certificate number(s) of such Old Notes (if available) and the aggregate principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, this duly executed Letter of Transmittal, together with the certificate(s) representing the Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange's Agent account at DTC) and all other documents required by this Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) the certificates for the tendered Old Notes in proper form for transfer (or Book-Entry Confirmation), together with this properly completed and duly executed Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     Any Holder of Old Notes who wishes to tender his, her or its Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tendered Old Notes, and withdrawals of tendered Old Notes, will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in the opinion of the Company or the Company's counsel, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretations of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal and those set forth in the Prospectus under the caption "The Exchange Offer -- Terms and Conditions of the Letter of Transmittal") will be final and binding. Unless waived, any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, nor will any of them incur any liability to Holders for failure to give any such notice. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Old Notes, unless provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his, her or its behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder's name, or obtain a properly completed bond power from the registered Holder. The transfer of registered ownership of Old Notes may take considerable time.

     3. PARTIAL TENDERS. If a Holder tenders less than the entire principal amount of Old Notes evidenced by certificate(s) delivered in connection therewith, the tendering Holder must fill in the principal amount tendered in the "Principal Amount Tendered" column of the box entitled "Description of Old Notes" herein. The entire principal amount represented by the certificates for all Old Notes delivered to the Exchange Agent will be deemed to have been tendered, unless otherwise so indicated. The entire principal amount of all Old Notes not tendered or not accepted for any reason will be sent to the Holder at his, her or its registered address (or, if tendered by book-entry transfer, returned by credit to the account at DTC), unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

     4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) of such Old Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal is executed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor are to be issued (or if certificates representing the principal amount of Old Notes not tendered are to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     In addition, if this Letter of Transmittal is signed by a person other than the registered Holder(s) of Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name(s) of such Holder(s) exactly appear(s) on the face of the Old Notes.

     If this Letter of Transmittal or any certificates for Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with, this Letter of Transmittal.

     Endorsements on certificates for Old Notes or signatures on bond powers provided in accordance with this Instruction 4 by persons not executing this Letter of Transmittal must be guaranteed by an Eligible Institution.

     No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of Old Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions," or (ii) Old Notes tendered herewith are tendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Old Notes must be guaranteed by an Eligible Institution.

     5. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering Holders should indicate in the "Special Issuance Instructions" section the name and address to which New Notes, or Old Notes for principal amounts not tendered or not accepted for purchase, are to be issued or, if tendered by book-entry transfer, are to be credited, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Tendering Holders should indicate in the "Special Delivery Instructions" if the New Notes or, Old Notes for principal amounts not tendered or not accepted for purchase, are to be sent to someone other than the undersigned, or to the undersigned, at an address other than that shown above.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes (for any principal amount of Old Notes not tendered or accepted for exchange) are to be delivered to, or are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     7. FORM W-9. Each tendering Holder is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), the Holder's social security or federal employer identification number, on Substitute Form W-9, which is enclosed herewith, or alternatively, to establish another basis for exemption from backup withholding. Failure to provide the information on Substitute Form W-9 may subject the surrendering Holder to a 31% backup withholding tax on any payment made to Holders of New Notes. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For additional information in this regard, please refer to the enclosed Guidelines for Certification of TIN on Substitute Form W-9. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 may be obtained from the Exchange Agent.

     8. WAIVER OF CONDITIONS. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions of the Exchange Offer, set forth in the Prospectus under the caption "The Exchange
Offer -- Terms and Conditions of the Letter of Transmittal," in the case of any Old Notes tendered, in whole or in part, at any time and from time to time.

     9. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR OLD NOTES. Any tendering Holder whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Old Notes and requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address specified herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                          FOR EXCHANGE AGENT USE ONLY

          CERTIFICATE
          SURRENDERED                 OLD NOTES TENDERED              OLD NOTES ACCEPTED
          -----------                 ------------------              ------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

Delivery Prepared by:
                     ---------------------------------

Checked by:
           -------------------------------------------

Date:
     -------------------------------------------------

-----------------------------------------------------------------------------------------------
                         PAYOR'S NAME: HARRIS TRUST AND SAVINGS BANK:
-----------------------------------------------------------------------------------------------
  SUBSTITUTE                      PART 1--PLEASE PROVIDE YOUR
  FORMW-9                         TIN IN THE BOX AT THE RIGHT    TIN: -----------------------
                                  AND CERTIFY BY SIGNING AND        Social Security Number
                                  DATING BELOW.                               or
                                                                    Employer Identification
                                  -------------------------------------------------------------
                                  PART 2--Check the box if you are exempt from backup
                                  withholding.  [ ]
                                  -------------------------------------------------------------
                                  Certification--Under penalties of perjury, I certify that:

 Department of the                (1) the number shown on this form is my correct Taxpayer
  Treasury, Internal                  Identification Number (or I am waiting for a number to be
  Revenue Service                     issued to me) and

  PAYOR'S REQUEST FOR TAXPAYER    (2) I am not subject to backup withholding either because I
  IDENTIFICATION NUMBER ("TIN")       have not been notified by the Internal Revenue Service
  CERTIFICATION                       ("IRS") that I am subject to backup withholding as a
                                      result of failure to report all interest or dividends or
                                      the IRS has notified me that I am no longer subject to
                                      backup withholding. (You must cross out Item (2)
                                      above if you have been notified by the IRS that you
                                      are subject to backup withholding because of
                                      underreporting interest or dividends on your tax return.)
                                  -------------------------------------------------------------

                                  SIGNATURE                       DATE:                  , 1998
                                           ---------------------        ----------------

-----------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU AS THE HOLDER OF THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
 (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature:                                                Date:
           -------------------------------------------          ---------------

 Name
     -------------------------------------------------
                     (Please Print)

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER--Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.
================================================================================

                             GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:          NUMBER OF--
--------------------------------------------------------------------------------
 1. An individual's          The individual
    account
 2. Two or more              The actual owner of the
    individuals              account or, if combined
    (joint account)          funds, any one of the
                             individuals(1)
 3. Custodian account of     The minor(2)
    a minor (Uniform Gift
    to Minors Act)
 4. a. The usual             The grantor-trustee(1)
       revocable savings
       trust account
       (grantor is also
       trustee)
    b. So-called trust       The actual owner(1)
       account that is
       not a legal or
       valid trust under
       State law
 5. Sole proprietorship      The owner(3)
    account
 6. A valid trust,           The legal entity (Do not
    estate, or pension       furnish the identifying
    trust                    number of the personal
                             representative or
                             trustee unless the legal
                             entity itself is not
                             designated in the
                             account title.)(4)

--------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:       GIVE THE EMPLOYER
                                 IDENTIFICATION
                                   NUMBER OF--
 7. Corporate account        The corporation
 8. Religious,               The organization
    charitable, or
    educational
    organization account
 9. Partnership              The partnership
10. Association, club or     The organization
    other tax-exempt
    organization
11. A broker or              The broker or nominee
    registered nominee
12. Account with the         The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    State or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments

================================================================================

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's Social Security Number.

(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.

(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a Taxpayer Identification Number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on broker transactions include the following:

- A corporation.

- A financial institution.

- The United States or any agency or instrumentality thereof.

- An organization exempt from tax under Section 501(a), or an individual retirement plan.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

- A registered dealer in securities or commodities registered in the United States or a possession of the United States.

- A real estate investment trust.

- A common trust fund operated by a bank under Section 584(a).

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank of issue.

- A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE
FOLLOWING:

- Payments to nonresident aliens subject to withholding under Section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

- Payments made by certain foreign organizations.

     Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE IRS.

                         (DO NOT WRITE IN SPACE BELOW)